UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2015

Rennova Health, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 6, 2015, Rennova Health, Inc. (formerly known as CollabRx, Inc.) (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (“Original Form 8-K”) disclosing, among other things, the completion of the merger of CollabRx Merger Sub, Inc., a direct wholly owned subsidiary of the Company formed for the purpose of the merger, and Medytox Solutions, Inc. ("Medytox"). On November 18, 2015, the Company filed Amendment No. 1 to the Original Form 8-K to provide (1) the audited consolidated financial statements of Medytox for the years ended December 31, 2014 and 2013, (2) unaudited consolidated financial statements of Medytox for the three and six months ended June 30, 2015 and 2014 and (3) pro forma financial information. The purpose of this Amendment No. 2 to the Original Form 8-K is to further amend the Original Form 8-K to include (1) the unaudited consolidated financial statements of Medytox for the three and nine months ended September 30, 2015 and (2) pro forma financial information. Except as set forth herein, the Original Form 8-K, as amended by Amendment No. 1, remains unchanged.

Item 9.01.             Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The financial statements of Medytox required by Item 9.01(a) are filed as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)           Pro Forma Financial Information.

The pro forma financial information of the Company and Medytox required by Item 9.01(b) is filed as Exhibit 99.3 and Exhibit 99.5 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)           Exhibits

Exhibit No.	Description
23.1	Consent of Green & Company, CPAs.*

23.2	Consent of DKM Certified Public Accountants.*

99.1	Audited Consolidated Financial Statements of Medytox Solutions, Inc. for the years ended December 31, 2014 and 2013.*

99.2	Unaudited Consolidated Financial Statements of Medytox Solutions, Inc. for the three and six months ended June 30, 2015 and 2014.*

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.*

99.4	Unaudited Consolidated Financial Statements of Medytox Solutions, Inc. for the three and nine months ended September 30, 2015.

99.5	Unaudited Pro Forma Condensed Combined Financial Statements.

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K/A filed with the SEC on November 18, 2015 with the corresponding exhibit number.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2015	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan Chief Executive Officer (principal executive officer)

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Green & Company, CPAs.*

23.2	Consent of DKM Certified Public Accountants.*

99.1	Audited Consolidated Financial Statements of Medytox Solutions, Inc. for the years ended December 31, 2014 and 2013.*

99.2	Unaudited Consolidated Financial Statements of Medytox Solutions, Inc. for the three and six months ended June 30, 2015 and 2014.*

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.*

99.4	Unaudited Consolidated Financial Statements of Medytox Solutions, Inc. for the three and nine months ended September 30, 2015.

99.5	Unaudited Pro Forma Condensed Combined Financial Statements.

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K/A filed with the SEC on November 18, 2015 with the corresponding exhibit number.

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